                                                                    NEWS RELEASE
[SUBURBAN                                              Contact: Robert M. Plante
 PROPANE]                               Vice President & Chief Financial Officer
                                           P.O. Box 206, Whippany, NJ 07981-0206
                                                             Phone: 973-503-9252
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE

                     SUBURBAN PROPANE PARTNERS, L.P. TO HOLD
               FISCAL 2005 SECOND QUARTER RESULTS CONFERENCE CALL

WHIPPANY, NEW JERSEY, APRIL 14, 2005 -- Suburban Propane Partners, L.P.
(NYSE:SPH), a marketer of propane gas, fuel oil and related products and services nationwide, announced today it has scheduled its Fiscal 2005 Second
Quarter Conference Call for Thursday, May 5, 2005 at 9:00 AM Eastern Time.

Analysts, investors and other interested parties are invited to listen to management's discussion of Fiscal 2005 second quarter results and business outlook by accessing the call via the internet at www.suburbanpropane.com, or by telephone as follows:

                             Phone #: (877) 777-1971
               Ask for: Suburban Propane Fiscal Year 2005 Second
                        Quarter Results Conference Call

In addition, a replay of the conference call will be available from 4:00 PM
Thursday, May 5, 2005 until 11:59 PM Friday, May 6, 2005 and can be accessed by dialing (800) 475-6701, Access Code 778999. The replay will also be available via Suburban's web site until Thursday, May 12, 2005.

Suburban Propane Partners, L.P. is a publicly traded Master Limited Partnership listed on the New York Stock Exchange. Headquartered in Whippany, New Jersey,
Suburban has been in the customer service business since 1928. The Partnership serves the energy needs of approximately 1,000,000 residential, commercial, industrial and agricultural customers through more than 370 customer service centers in 30 states.

                                   -- # # # --